Exhibit 10.1

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS [***].

Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) is made as of July 2, 2025, by and among CPI CARD GROUP INC., a Delaware corporation (“Parent”), CPI CG Inc., a Delaware corporation (“CPI CG” and, together with those additional entities that become parties to the Credit Agreement are referred to hereinafter each individually as a “Borrower,” and individually and collectively, jointly and severally, as the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto and JPMorgan Chase Bank, N.A., as administrative and collateral agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, “Agent”).

RECITALS:

A.Pursuant to that certain Credit Agreement dated as of July 11, 2024 (the “Existing Credit Agreement”) as amended by this Amendment and as the same may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced, the “Credit Agreement”) by and among Parent, Borrowers, Agent and the lenders described therein (collectively, the “Lenders” and each a “Lender”), Lenders agreed, inter alia, to extend to Borrowers a revolving line of credit.

B.WHEREAS, Borrowers have requested that Agent and Lenders (a) provide an increase to the Revolver Commitments and the Maximum Revolver Amount by the amount of $25,000,000 and (b) make certain other amendments to the Existing Credit Agreement as and to the extent set forth in this Amendment; and

C.WHEREAS, Agent and Lenders are willing to agree to the foregoing as and to the extent, and solely as and to the extent, and subject to the terms and conditions set forth in this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.Definitions. Interpretation.  Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement.  All references herein to Sections and Annexes shall be construed to refer to Sections of, and  attachments to  this  Amendment,  unless  otherwise  specified. Sections 1.4 and Section 1.6 of the Credit Agreement is incorporated herein by reference mutatis mutandis as if fully set forth herein, expect to the extent directly conflicting with the immediately preceding sentence.

SECTION 2.Amendments to Existing Credit Agreement.  Subject to the satisfaction of all of the conditions set forth in Section 3 of this Amendment, the terms and provisions of the Existing Credit Agreement are hereby amended as follows:

(a)Section 1.1 of the Existing Credit Agreement is hereby amended by inserting the following definition, in appropriate alphabetical order:

“First Amendment” means the Amendment No. 1 to Credit Agreement, dated as of July 2, 2025, by and among Parent, the Borrowers, the other Loan Parties party thereto, the Lenders party thereto and the Agent.

(b)The definition of “Available Revolver Increase Amount” set forth in Section 1.1 of the Existing Credit Agreement is hereby  amended and restated in its entirety as follows:

“Available Revolver Increase Amount” means, as of any date of determination, an amount equal to the result of (a) $25,000,000, minus (b) the aggregate principal amount of Increases to the Revolver Commitments previously made pursuant to Section 2.14 of this Agreement (excluding for the avoidance of doubt, pursuant to the First Amendment).

(c)The definition of “Designated Subsidiary Guarantors” set forth in Section 1.1 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Designated Subsidiary Guarantors” means, individually and collectively, CPI HOLDING CO., a Colorado corporation, CPI CARD GROUP – INDIANA, INC., an Indiana corporation, CPI CARD GROUP – TENNESSEE, INC., a Tennessee corporation (or any successor entity thereto by merger completed in compliance with Section 6.3), CPI CARD GROUP – MINNESOTA, INC., a Delaware corporation, CPI CARD GROUP – COLORADO, INC., a Colorado corporation, ARROWEYE SOLUTIONS, INC., a Delaware corporation and such other Guarantors listed on Schedule D-2 to this Agreement, as such schedule may be updated from time to time by the Administrative Borrower (it being understood and agreed that any Accounts and/or Inventory of a Guarantor hereafter added by the Administrative Borrower shall not be eligible until the completion of a field examination and/or appraisal, and confirmation of such Accounts and Inventory (as applicable), satisfactory to the Agent in its Permitted Discretion).

(d)The definition of “Maximum Revolver Amount” set forth in Section 1.1 of the Existing Credit Agreement is amended by replacing “$75,000,000” therein with “$100,000,000”.

(e)Section 2.14(a) of the Existing Credit Agreement is amended and restated in its entirety as follows:

(a)At any time during the period from and after the Closing Date, at the option of Borrowers (but subject to the conditions set forth in clause (b) below), the Revolver Commitments and the Maximum Revolver Amount may be increased by an amount in the aggregate for all such increases of the Revolver Commitments and the Maximum Revolver Amount not to exceed the Available Revolver Increase Amount (each such increase, an “Increase”).  Agent shall invite each Lender to increase its Revolver Commitments (it being understood that no Lender shall be obligated to increase its Revolver Commitments) in connection with a proposed Increase at the interest margin proposed by Borrowers, and if sufficient Lenders do not agree to increase their Revolver Commitments in connection with such proposed Increase, then Agent or Borrowers may invite any prospective lender who is reasonably satisfactory to Agent and Borrowers to become a Lender in connection with a proposed Increase.  Any Increase shall be in an amount of at least $5,000,000 and integral multiples of $1,000,000 in excess thereof.  In no event may the Revolver Commitments and the Maximum Revolver Amount be increased pursuant to this Section 2.14 on more than 3 occasions in the aggregate for all such Increases (excluding, for the avoidance of doubt, any increase to the Revolving Commitments pursuant to the First Amendment).  Additionally, for the avoidance of doubt, it is understood and agreed that in no event shall the aggregate amount of the Increases to the Revolver Commitments exceed $25,000,000 (excluding, for the avoidance of doubt, any increase to the Revolving Commitments pursuant to the First Amendment). Notwithstanding anything to the contrary, the increase in Revolver Commitments made pursuant to the First Amendment shall not be deemed an exercise of this Section 2.14.

(f)Schedule C-1 of the Existing Credit Agreement is hereby amended and restated in its entirety and replaced with Exhibit A attached hereto.

SECTION 3.Conditions Precedent to Effectiveness of Amendment.  This Amendment shall be effective at the time that each of the conditions precedent set forth in this Section 3 has been met (the “First Amendment Effective Date”):

(a)Amendment.  Agent shall have received duly executed signature pages for this Amendment signed by the Loan Parties, Agent, and the Lenders.

(b)Secretary’s Certificates.  Agent shall have received a certificate from the Secretary of each Loan Party dated as of the date hereof (i) attesting to the resolutions of such Loan Party’s board of directors (x) authorizing its execution, delivery, and performance of this Amendment and (y) authorizing specific officers of such Loan Party to execute this Amendment, and (ii) attesting to the incumbency and signatures of such specific officers of such Loan Party.

(c)Closing Certificates. Agent shall have received a certificate dated as of the date hereof and signed by a Responsible Officer confirming satisfaction of the foregoing conditions contained in Section 3(g) and Section 3(f).

(d)Amendment Fee.  As consideration for Agent and the Lenders entering into this Amendment, Agent shall have received a non-refundable closing fee in the amount of $[***] which fee shall be fully earned and payable on the date of this Amendment; and may be charged to the Loan Account in accordance with Section 2.6(d) of the Credit Agreement.

(e)Lenders and Agent (and its counsel) shall have received all fees required to be paid, and all expenses for which invoices have been presented prior to the First Amendment Effective Date (including the reasonable and documented out-of-pocket fees and expenses of legal counsel) prior to closing.

(f)Representations and Warranties.  After giving effect to this Amendment, all of the representations and warranties of the Loan Parties under this Amendment and the other Loan Documents shall be true and correct in all material respects (in each case, without duplication of any materiality qualifier contained herein or therein, as applicable) as of the date hereof except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(g)No Default or Event of Default.  No Default or Event of Default would result after giving effect to this Amendment.

SECTION 4.Representations and Warranties of Loan Parties.  The Loan Parties represent, warrant and covenant that:

(a)After giving effect to this Amendment, all representations and warranties contained in the Credit Agreement and in the other Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date of this Amendment, as though made on and as of the date of this Amendment (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).

(b)There exists no Default or Event of Default, in each case, immediately before and after giving effect to this Amendment.

(c)Each Loan Party (i) is duly organized and existing and in good standing (to the extent such concept exists in the relevant jurisdiction) under the laws of the jurisdiction of its organization, (ii) is qualified to do business in any state where the failure to be so qualified could reasonably be expected to result in a Material Adverse Effect, (iii) has all requisite power and authority to own and operate its properties, and to carry on the business of the Loan Parties, taken as a whole, as now conducted and as proposed to be conducted, except where the failure could not reasonably be expected to result in a Material Adverse Effect, and (iv) has all requisite power and authority to enter into this Amendment and the other Loan Documents to which it is a party and to carry out the transactions contemplated thereby.

(d)As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment has been duly authorized by all necessary corporate and/or limited liability company action (as applicable) on the part of such Loan Party.

(e)As to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment does not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party or its Subsidiaries, the Governing Documents of any Loan Party or its Subsidiaries, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party or its Subsidiaries, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any Material Contract of any Loan Party or its Subsidiaries where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any Material Contract of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of Material Contracts, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.

SECTION 5.Reference to and Effect upon the Loan Documents.

(a)Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, and all rights of the members of the Lender Group and all of the Obligations, shall remain in full force and effect.  The Loan Parties hereby confirm that the Credit Agreement and the other Loan Documents are in full force and effect and that no Loan Party has any right of setoff, recoupment or other offset or any defense, claim or counterclaim with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

(b)Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment and any waivers set forth herein shall not directly or indirectly (i) constitute a consent or waiver of any past, present or future violations of any provisions of the Credit Agreement, this Amendment or any other Loan Document or (ii) amend, modify or operate as a waiver of any provision of the Credit Agreement or any other Loan Documents or any right, power or remedy of any member of the Lender Group.

(c)From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any Loan Document, shall mean the Credit Agreement, as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

(d)Except as expressly set forth herein, neither Agent nor any other Lender has waived, is by this Amendment waiving or has any intention of waiving (regardless of any delay in exercising such rights and remedies) any Default or Event of Default which may be continuing on the date hereof or any Default or Event of Default which may occur after the date hereof, and no member of the Lender Group has agreed to forbear with respect to any of its rights or remedies concerning any Defaults or Events of Default, which may have occurred or are continuing as of the date hereof, or which may occur after the date hereof.

(e)This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of the Credit Agreement or any other Loan Document.

SECTION 6.Costs and Expenses.  Borrowers jointly and severally agree to pay all Lender Group Expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith in accordance with the Credit Agreement (as amended hereby).  All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement as modified hereby.

SECTION 7.Governing Law.  THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.  THE CHOICE OF LAW AND VENUE AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 12 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE AND SHALL APPLY IN ALL RESPECTS TO THIS AMENDMENT.

SECTION 8.Severability.  Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.

SECTION 9.Headings.  Headings used in this Amendment are for convenience only and shall not affect the interpretation of any provision hereof.

SECTION 10.Loan Document.  This Amendment shall constitute a Loan Document.

SECTION 11.Reaffirmation.  Each Loan Party, as debtor, grantor, mortgagor, pledgor, guarantor, assignor, or in other similar capacities in which such Loan Party grants liens or security interests in its properties or otherwise acts as accommodation party, guarantor or indemnitor, as the case may be, in any case under the Loan Documents, hereby (i) acknowledges, ratifies and confirms that all Obligations constitute valid and existing “Obligations” under the Credit Agreement (as amended by this Amendment), and (ii) ratifies and confirms that (x) any and all Loan Documents to which it is a party and (y) its respective guarantees, pledges, grants of security interests and other similar rights or obligations, as applicable, under each of the Loan Documents to which it is party, in each case, remain in full force and effect notwithstanding the effectiveness of this Amendment.  Without limiting the generality of the foregoing, each Loan Party further agrees (A) that any reference to “Obligations” contained in any Loan Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment) and (B) that the related guarantees and grants of security contained in such Loan Documents shall include and extend to such Obligations.

SECTION 12.Integration. This Amendment, the Credit Agreement together with the other Loan Documents, reflects the entire understanding of the parties with respect to the transactions contemplated hereby and shall not be contradicted or qualified by any other agreement, oral or written, before the date hereof. The foregoing to  the contrary notwithstanding, all Bank Product Agreements, if any, are independent agreements governed  by the written provisions of such Bank Product Agreements, which will remain in full force and effect,  unaffected by any repayment, prepayments, acceleration, reduction, increase, or change in the terms of any  credit extended hereunder, except as otherwise expressly provided in such Bank Product Agreement.

SECTION 13.Counterparts; Electronic Execution.  This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature.  Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.  Agent reserves the right, in its sole discretion, to accept, deny, or condition acceptance of any electronic signature on this Amendment.  This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.  Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the day and year first above written.

PARENT:	CPI CARD GROUP INC., a Delaware corporation

	By:	/s/ Donna Abbey Carmignani
	Name:	Donna Abbey Carmignani
	Title:	Treasurer

BORROWERS:	CPI CG INC., a Delaware corporation

	By:	/s/ Donna Abbey Carmignani
	Name:	Donna Abbey Carmignani
	Title:	Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS:	CPI CARD GROUP – INDIANA, INC., an Indiana corporation

	By:	/s/ Donna Abbey Carmignani
	Name:	Donna Abbey Carmignani
	Title:	Treasurer

CPI CARD GROUP – TENNESSEE, INC., a Tennessee corporation

	By:	/s/ Donna Abbey Carmignani
	Name:	Donna Abbey Carmignani
	Title:	Treasurer

CPI CARD GROUP – MINNESOTA, INC., a Delaware corporation

	By:	/s/ Donna Abbey Carmignani
	Name:	Donna Abbey Carmignani
	Title:	Treasurer

CPI HOLDING CO., a Colorado corporation

	By:	/s/ Donna Abbey Carmignani
	Name:	Donna Abbey Carmignani
	Title:	Treasurer

CPI CARD GROUP – COLORADO, INC., a Colorado corporation

	By:	/s/ Donna Abbey Carmignani
	Name:	Donna Abbey Carmignani
	Title:	Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

ARROWEYE SOLUTIONS, INC., a Delaware corporation

By:	/s/ Donna Abbey Carmignani
Name:	Donna Abbey Carmignani
Title:	Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A., as Agent and as a Lender

	By:	/s/ Matthew Harmon
	Name:	Matthew Harmon
	Title:	Authorized Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

EXHIBIT A

Schedule C-1

Commitments

Lender:	Revolver Commitment:
JPMorgan Chase Bank, N.A.	$100,000,000.00